Fees Summary	Sep. 06, 2025 USD ($)
Fees Summary [Line Items]
Total Offering	$ 9,540,089.63
Previously Paid Amount	0.00
Total Fee Amount	1,460.59
Total Offset Amount	0.00
Net Fee	$ 1,460.59